UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 19, 2006
                                                          --------------

                           FLEXSTEEL INDUSTRIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

          Minnesota                    0-5151                   42-0442319
          ---------                    ------                   ----------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

             3400 Jackson Street, Dubuque, Iowa                52001
             ----------------------------------                -----
          (Address of principal executive offices)          (Zip Code)

         Registrant's telephone number, including area code 563-556-7730
                                                            ------------

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

     On April 19, 2006, Flexsteel Industries, Inc. Announces Third Quarter and Year-To-Date Operating Results. See the Press Release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

     Exhibit 99.1 - Press Release by Flexsteel Industries, Inc. on
     April 19, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  FLEXSTEEL INDUSTRIES, INC.
                                                  --------------------------
                                                         (Registrant)

Date:  April 20, 2006       By:               /s/ Timothy E. Hall
       --------------            -----------------------------------------------
                                     Timothy E. Hall
                                     Vice President-Finance, CFO, and Secretary
                                     Principal Financial Officer